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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 12, 2005

                               HILAND PARTNERS, LP
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             (Exact name of registrant as specified in its charter)

              DELAWARE                 000-51120           71-0972724
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    (State or other jurisdiction      (Commission       (I.R.S. Employer
          of incorporation)           File Number)     Identification No.)

             205 W. Maple, Suite 1100, Enid, OK               73701
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          (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (580) 242-6040


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEMS 2.02 AND 7.01:  RESULTS OF OPERATIONS AND FINANCIAL CONDITION;
REGULATION FD DISCLOSURE

On May 12, 2005 the Registrant released its financial results for the first quarter of 2005.

A copy of the Registrant's press release announcing the financial results is attached as Exhibit 99.1 to this current report on Form 8-K.

THE FOLLOWING INFORMATION IS FURNISHED PURSUANT TO ITEM 2.02, "RESULTS OF OPERATIONS AND FINANCIAL CONDITION, AND ITEM 7.01 "REGULATION FD DISCLOSURE," AND SHALL NOT BE DEEMED "FILED" FOR PURPOSES OF SECTION 18 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, OR OTHERWISE SUBJECT TO THE LIABILITIES OF THAT SECTION.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits

99.1        Press Release issued by Hiland Partners LP on May 12, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HILAND PARTNERS, LP
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                                             (Registrant)

                                             By: Hiland Partners, GP, LLC,
                                                 its general partner

Date:  May 12, 2005

                                                 /s/ RANDY MOEDER
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                                                 Randy Moeder
                                                 President & CEO